UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported):

February 29, 2008
UNITED BANCORPORATION OF ALABAMA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	2-78572 (Commission File Number)	63-0833573 (IRS Employer Identification No.)

P.O. Drawer 8 Atmore, Alabama (Address of principal executive offices)	36504 (Zip Code)
Registrant’s telephone number, including area code:
(251) 446-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On February 29, 2008, the Corporation’s wholly-owned subsidiary, United Bank (the “Bank”), mailed a report of recent events, including Bank financial results for the year ended December 31, 2007. The full text of the report is set forth in Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Report to Shareholders for the Quarterly Report ended December 31, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.
Date: March 3, 2008	By:	/s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO

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